UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2014, Causeway Global Absolute Return Fund’s ( the “Fund’s”) Institutional Class returned 2.02%, and Investor Class returned 1.93%, compared to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (“Treasury Bill Index”) return of 0.11%. During the same period, global equity markets, as represented by the MSCI World Index (“World Index”), returned 9.62%. Since the Fund’s inception on January 24, 2011, the Fund’s average annual total returns are 6.27% for the Institutional Class and 5.97% for the Investor Class, compared to a Treasury Bill Index return of 0.09% and a World Index return of 11.0%.

Performance Review

The Fund’s global long portfolio takes long positions in securities under swap agreements, and the Fund’s global short portfolio takes short positions in securities under swap agreements. The global long portfolio outperformed the World Index, contributing to overall performance, while the global short portfolio also benefited the Fund by underperforming the World Index in the six month period.

Fueled by continued accommodative support from monetary policymakers in the United States, Europe, and Japan, global developed equities rallied during the final quarter of calendar 2013. After significant returns in all of calendar 2013, demand for global equities waned during the first few weeks of 2014 but recovered in late March. Concern about slowing growth in China and tapering of quantitative easing in the US compounded by turmoil in several emerging markets’ currencies negatively influenced demand for equities.

Most major currencies appreciated versus the US dollar during the six-month period, boosting US investors’ returns on overseas assets. Notable exceptions included the Canadian and Australian dollars and the Japanese yen. The best performing developed equity markets this period included Denmark, Ireland, Italy, Israel, and Portugal. The biggest laggards included Japan, Singapore, and Hong Kong (each in negative territory) as well as Austria. South Korea, a market that is not a World Index constituent but is part of our investable universe, also declined in the period. The best performing industry groups in the World Index were pharmaceuticals & biotechnology, healthcare equipment & services, semiconductors & semiconductor equipment, and software & services. The worst performing industry groups were real estate, commercial & professional services, consumer durables & apparel, and automobiles & components.

Due to superior stock selection primarily in the United States, the long exposures in the Fund outperformed the World Index during the period. Long exposures in the transportation, consumer services, automobiles & components, materials, and food beverage & tobacco industry groups contributed the most to the relative performance of the global long portfolio versus the World Index. Exposures to securities in the energy, pharmaceuticals & biotechnology, banks, food & staples retailing, and capital goods industry groups detracted from relative performance. In the six-month period, the top individual contributors to global long portfolio absolute performance included American Airlines Group (United States), for-profit education provider, Apollo Group (United States), software giant, Microsoft

2	Causeway Global Absolute Return Fund

(United States), paint & coatings producer, Akzo Nobel (Netherlands), and enterprise software company, Oracle (United States). The largest individual detractors from absolute performance over the period included Chinese energy exploration giant, CNOOC (Hong Kong), money transfer provider, Western Union (United States), energy services company, Technip (France), energy exploration & development company, Anadarko Petroleum (United States), and food & staples retailer, Tesco (United Kingdom).

We use a quantitative approach to select securities for the global short portfolio of the Fund. Our quantitative framework seeks to take short positions in stocks that we believe are overvalued and have deteriorating earnings growth dynamics, poor technical price movements, and insolvency risk and/or inferior quality of earnings. For the six-month period ended March 31, 2014, our technical, value, and growth factors all demonstrated predictive power: companies with weak technicals, expensive valuations, and worsening earnings growth dynamics underperformed, as anticipated. Our financial strength/earnings quality factors had negative performance impacts: companies demonstrating potential insolvency and/or accounting chicanery outperformed, opposite to expectations.

The global short portfolio’s relative added value for the six-month period ended March 31, 2014 was due primarily to strong stock selection. We had particular success identifying downside candidates in France, Switzerland, and the United Kingdom. We also benefited by allocating less short exposure to the United States and more short exposure to the United Kingdom (compared to the World Index). From an industry perspective, added value was concentrated in the specialty retail, chemicals, pharmaceuticals, and beverages industry groups. From a stock perspective, short positions in Belle International Holdings (Hong Kong), LinkedIn (United States), Odakyu Electric Railway (Japan), Syngenta (Switzerland), and Nissan Motor Co (Japan) were particularly effective, as all of these stocks substantially underperformed the World Index. Detractors from short-side performance in the six month period were primarily concentrated within the commercial banks, oil, gas & consumable fuels, machinery, and communications equipment industry groups. At the stock level, our principal detractors included liquefied natural gas producer, Cheniere Energy (United States), commercial bank, Commerzbank (Germany), banking conglomerate, Bankia (Spain), social networking provider, Facebook (United States), and homebuilder D.R. Horton (United States). The share prices of these companies appreciated substantially during our holding periods, negatively impacting performance.

Significant Portfolio Changes

Several undervalued new positions were initiated for the global long portfolio during the period, including data storage company, EMC (United States), rail transport provider, CSX (United States), power & automation technology company, ABB (Switzerland), utility, Korea Electric Power Corp (known as “KEPCO”), and property insurer, Progressive (United States). For the global long portfolio, reductions in specific holdings typically occur because the risk-adjusted expected return no longer ranks competitively relative to other investment candidates. The most significant sales during the period

Causeway Global Absolute Return Fund	3

included food & staples retailer, Tesco (United Kingdom), Toyota Motor (Japan), financial services exchange, NASDAQ (United States), financial services holding company, Fairfax Financial (Canada), and healthcare diagnostics company, Agilent Technologies (United States).

On the short side of the portfolio, and consistent with the shorter time horizon of our quantitative investment process, portfolio turnover for the period was higher than that of the long side. Notable names in which we increased short exposure included Philip Morris International (United States), Eni (Italy), Loews Corporation (United States), General Electric (United States), and Ford Motor Company (United States). Notable names in which we reduced or covered short exposure included Fresenius Medical Care (Germany), Blackrock (United States), American Campus Communities (United States), Eaton Corp (Ireland), and Caterpillar (United States).

In terms of combined long/short positioning, we have increased net exposure (of long exposures minus absolute value of short exposures) to Switzerland and the United States and reduced net exposure to the United Kingdom and the Netherlands. From an economic sector perspective, we increased net exposure to utilities and financials (both by covering some of our negative bias) and reduced net exposure to consumer staples and consumer discretionary. At the end of the fiscal year, total gross exposure (leverage) of 308% was modestly higher than 295% at the end of September 2013, and net exposure of -5.06% was slightly more negative than -4.38% at the end of September. We continue to seek below-equity market volatility for the Fund. The Fund’s annualized three-year standard deviation (or volatility) of returns was 6.9% at the end of March 2014, compared to 16.8% for the World Index.

Investment Outlook

At the five-year anniversary of the March 2009 equity market low, numerous indices fully regained or surpassed their pre-Global Financial Crisis levels. Benchmarks such as the S&P 500, MSCI World, FTSE All Share, and MSCI Europe ex-Eurozone indices, equal, or have surpassed prior peaks reached in 2006-2007. The key exceptions are Japan and the Eurozone, which respectively remain 33% and 28% below those highs. Although most indices have rebounded sharply, corporate profitability has not recovered by the same magnitude. Overall global profits of companies in the countries comprising the MSCI World Index are approximately 10% below where they stood pre-crisis and, excluding the US, they are 30% lower. These rising valuation multiples indicate investor optimism for equities over fixed income investments at a time when interest rates have likely exceeded their cyclical lows.

Overall, developed markets equities already reflect considerable good news in terms of recovery in earnings. In this environment, Causeway’s fundamental research for the global long portfolio must focus on identifying companies left behind in last year’s rally, or companies whose share prices have not fully discounted the benefit of a cyclical upturn, major restructuring, or incremental improvements to operations. At present, many of the most undervalued exposures in the global long portfolio are to companies that typically share this “laggard” characteristic. Some of the largest potential returns should

4	Causeway Global Absolute Return Fund

come from exposures to stocks in industries and sectors such as energy, banks, capital goods, chemicals and telecommunications. The underperformance of companies in the energy sector last calendar year coincided with sinking emerging markets. We believe that several of these energy-related stocks have upside potential. In addition, we continue to expect further improvement in profits of European banks, where we have already seen the cyclical peak for bad debts, regulatory restrictions and legal settlements. With banks in Europe and in the US, the next few years should bring “write backs” of excess reserves, higher dividend payouts and share buybacks. We believe that certain banks could generate performance that compensates for their volatility and market risk.

When markets approach fair value, we seek to moderate risk (defined as expected volatility) in the global long portfolio. With our multi-factor risk model, we are amplifying our efforts to achieve portfolio diversification and moderate volatility. Barring another global crisis reminiscent of 2008, we believe the diversification tools we use could help reduce risk should markets decline. In the event of a major market selloff, we are prepared to take full advantage of investor nervousness and gain long exposures to the world’s best franchises at bargain prices.

In times of market duress, the quantitatively-managed short side of the portfolio is critical to dampen overall portfolio volatility and provide an additional source of return. We continue to monitor over 3,000 stocks for overvaluation, situations where we expect growth to falter, financial stress or accounting gimmickry, and/or unusual price movements. We believe the environment is fertile for our quantitative approach, and are finding many opportunities to hedge the long side of the portfolio with attractive downside (short) candidates.

On an aggregate long/short portfolio basis, we continue to maintain a near market-neutral posture, of -5.06% net exposure overall. At the sector level, our largest net biases are to industrials and energy. Our greatest negative net sector exposures are to consumer staples and financials. From a regional perspective, we are currently net biased towards South Korea and France and biased against Spain and the United States. Total gross exposure was 308% (3.08x) as of March 31, 2014, and is consistent with our goal of delivering volatility below equity market volatility.

Additional Portfolio Manager

Effective January 1, 2014, we promoted Joseph Gubler to the position of quantitative portfolio manager for the Fund and the investment adviser’s quantitative strategies. Mr. Gubler is a director of the investment adviser and is responsible for enhancing Causeway’s proprietary risk and alpha models. Mr. Gubler joined the firm in April 2005. From 2002 to April 2005, Mr. Gubler worked as Director of Engineering for the college recruiting division of Monster.com. From 1999 to 2002, Mr. Gubler developed database-enabled web applications for a wide range of clients. While studying astrophysics at UC San Diego, Mr. Gubler worked as a Graduate Research Assistant in the Jet Propulsion Laboratory’s stellar interferometry group. Mr. Gubler has a BS, cum laude, in Physics from UC Irvine, an MS in

Causeway Global Absolute Return Fund	5

Physics from UC San Diego, and an MBA, with honors, from the Anderson Graduate School of Management at UCLA. Mr. Gubler is a CFA charterholder.

We thank you for your continued confidence in Causeway Global Absolute Return Fund.

April 30, 2014

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathan P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini
Portfolio Manager	Portfolio Manager

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

6	Causeway Global Absolute Return Fund

The Fund is not appropriate for all investors. The Fund uses swap agreements to obtain long and short exposures to securities. Swaps are derivatives which involve the use of leverage, and the Fund will use significant leverage. The use of leverage is speculative and will magnify any losses. Short positions will lose money if the price of the underlying security increases, and losses on shorts are therefore potentially unlimited. The use of swap agreements involves significant swap expenses including financing charges and transaction costs which will reduce investment returns and increase investment losses. The Fund risks loss of the amount due under a swap agreement if the counterparty defaults. The Fund currently enters into swap agreements primarily with one counterparty, focusing its exposure to the credit risk of that counterparty. Swap agreements involve liquidity risks since the Fund may not be able to exit security exposures immediately, particularly during periods of market turmoil. The Fund settles swap agreements at least monthly which can cause it to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates. While the total dollar amounts of long and short exposures are expected to be approximately equal, the global long portfolio and the global short portfolio will be managed using different styles and, as a result, will have exposures that will not be hedged. This is not a complete list of the Fund’s risks. See the Fund’s prospectus for additional information on risks.

The average annual total returns of Causeway Global Absolute Fund Institutional Class as of 3/31/14 are 0.92% (1 year) and 6.27% (since inception on 1/24/11). The average annual total returns of Causeway Global Absolute Fund Investor Class as of 3/31/14 are 0.83% (1 year) and 5.97% (since inception on 1/24/11). The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Contractual fee waivers are in effect until January 31, 2015. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The benchmark index for the Global Absolute Return Fund is the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”). This index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from, the rebalancing date. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. The Treasury Bills comprising the Index are guaranteed by the U.S. government as to the timely payment of interest and principal. The Fund will primarily be exposed to equity securities, which are not guaranteed. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Global Absolute Return Fund	7

SCHEDULE OF INVESTMENTS (000)*

March 31, 2014 (Unaudited)

Causeway Global Absolute Return Fund	Number of Shares	Value
SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.040% **[1]	123,885,295	$123,885

		123,885

Total Short-Term Investment
(Cost $123,885) — 98.4%		123,885

Total Investments — 98.4%
(Cost $123,885)		123,885

Other Assets in Excess of Liabilities — 1.6%		1,983

Net Assets — 100.0%		$125,868

A list of outstanding total return swap agreements held by the Fund at March 31, 2014, is as follows:

Counterparty	Reference Entity/ Obligation	Fixed payments paid	Total Return received or paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Long Positions†
Morgan Stanley	South Korea Custom Basket of Long Securities	Long: Fed Funds-1 day + 1.00%	Total Return of the basket of securities	6/10/2015	$7,447	$99

Morgan Stanley	Canada Custom Basket of Long Securities	Long: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	10/29/2014	3,778	11

Morgan Stanley	United States Custom Basket of Long Securities	Long: Fed Funds-1 day + 0.50%	Total Return of the basket of securities	1/30/2015	79,824	73

Morgan Stanley	Europe Custom Basket of Securities (Local)	Long: EONIA-1 day + 0.55% Short: EONIA-1 day – 0.40% to EONIA-1 day – 0.75%	Total Return of the basket of securities	11/2/2015	34	—

Morgan Stanley	Japan Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40% to Fed Funds-1 day – 1.46%	Total Return of the basket of securities	1/29/2015	1,011	15

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

Counterparty	Reference Entity/ Obligation	Fixed payments paid	Total Return received or paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Long Positions† (continued)
Morgan Stanley	Hong Kong Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50% to FEDEF – 1.25%	Total Return of the basket of securities	1/29/2015	$406	$(3)

Morgan Stanley	Europe Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40% to Fed Funds-1 day – 0.88%	Total Return of the basket of securities	1/29/2015	567	—

Morgan Stanley	United Kingdom Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.35%	Total Return of the basket of securities	1/29/2015	96	11
Short Positions††
Morgan Stanley	United States Custom Basket of Short Securities	Short: Fed Funds-1 day – 0.35% to Fed Funds-1 day – 1.33%	Total Return of the basket of securities	1/29/2015	(87,651)	(138)

Morgan Stanley	Canada Custom Basket of Short Securities	Short: Fed Funds-1 day – 0.35%	Total Return of the basket of securities	1/29/2015	(5,316)	(16)

Morgan Stanley	Singapore Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	1/29/2015	(12)	—

Morgan Stanley	Australia Custom Basket of Short Securities	Short: Fed Funds-1 day – 0.50% to Fed Funds-1 day – 1.00%	Total Return of the basket of securities	1/29/2015	(6,247)	(10)

						$42

†	The following table represents the individual common stock holdings compromising the Long Custom Basket Total Return Swaps as of March 31, 2014.

South Korea Custom Basket of Long Securities
Shares	Description	Currency	Net Unrealized Appreciation
18,449	SK Telecom	KRW	$92
108,480	Korea Elec Power	KRW	7

			$99

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

Canada Custom Basket of Long Securities
Shares	Description	Currency	Net Unrealized Appreciation
81,100	Imperial Oil	CAD	$11

$11

United States Custom Basket of Long Securities
Shares	Description	Currency	Net Unrealized Appreciation
22,300	Walt Disney Co.	USD	$—
33,000	Lorillard Inc.	USD	—
37,100	The Boeing Company	USD	—
38,700	Johnson & Johnson	USD	—
45,100	Anadarko Petroleum	USD	—
58,200	National Oilwell VarCo. Inc.	USD	—
64,000	UnitedHealth Group	USD	—
85,200	Wells Fargo & Co.	USD	—
85,400	Carnival Corp.	USD	—
92,600	Altria Group Inc.	USD	40
109,500	Apollo Education Group Inc.	USD	—
112,900	Citigroup Inc.	USD	—
126,800	Oracle Corp.	USD	—
131,400	Microsoft Corporation	USD	—
134,062	American Airlines Group Inc.	USD	—
138,867	First American	USD	—
144,000	CSX Corp.	USD	—
151,100	Progress Corp.	USD	—
154,700	The Western Union Company	USD	19
168,005	EMC Corp.	USD	14

$73

Europe Custom Basket of Securities (Local)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(386,141)	Koninklijke Kpn Nv	EUR	$—
(248,138)	Telefonica Esp	EUR	—
(154,115)	Eni Spa	EUR	—

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

Europe Custom Basket of Long Securities (Local) (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(89,446)	Commerzbank	EUR	$—
(86,314)	Deutsche Bank Ag	EUR	—
(81,561)	Unicredito Spa	EUR	—
(32,838)	Generali Assic	EUR	—
(30,551)	Essilor International	EUR	—
(29,947)	Thyssen Krupp	EUR	—
(23,364)	Vivendi	EUR	—
(22,605)	Industria De Diseno Textil Sa	EUR	—
(19,924)	ASMLHolding Nv	EUR	—
(15,500)	Man Se	EUR	—
(11,015)	Air Liquide	EUR	—
(7,664)	Deutsche Wohnen	EUR	—
(6,387)	Unibail Rodamco	EUR	—
(4,388)	L.V.M.H.	EUR	—
(3,571)	BMW	EUR	—
(2,055)	Porsche Automobil Holding Se	EUR	—
36,815	Siemens	EUR	—
37,145	BNP Paribas	EUR	—
41,082	Daimler Ag	EUR	—
43,181	Technip	EUR	—
45,822	Sanofi	EUR	—
62,931	Akzo Nobel	EUR	—
124,332	Peugeot S.A.	EUR	—
198,506	Reed Elsevier Nv	EUR	—

$—

Japan Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(554,000)	Sharp Corp.	JPY	$—
(436,500)	Nissan Motor Co. Ltd.	JPY	(58)
(190,000)	Kintetsu Corp.	JPY	(9)
(124,000)	Odakyu Electric Railway Co. Ltd.	JPY	(5)

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

Japan Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(101,800)	Advantest Corp.	JPY	$(5)
(51,500)	The Kansai Electric Power Co. Inc.	JPY	—
(39,300)	Terumo Corp.	JPY	—
(29,300)	Canon Inc.	JPY	—
(10,900)	Nintendo Co. Ltd.	JPY	(11)
(4,100)	Fanuc Corp.	JPY	(3)
(1,000)	Mitsubishi Estate Co. Ltd.	JPY	—
(200)	Softbank Corp.	JPY	(2)
72,600	Shin-Etsu Chemical Co. Ltd.	JPY	30
76,100	KDDI Corp.	JPY	38
83,700	Komatsu Ltd.	JPY	21
473,000	Hitachi Ltd.	JPY	19

$15

Hong Kong Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Depreciation
(1,592,000)	Belle International Holdings	HKD	$—
(1,280,000)	China State Con	HKD	—
(1,240,000)	China Resources Land Ltd.	HKD	—
(828,400)	AIA	HKD	—
(768,000)	China Overseas	HKD	—
(418,000)	Shui On Land Ltd.	HKD	—
(221,000)	Beijing Ent	HKD	—
(209,000)	China Agri	HKD	—
—	Sun Hung Kai Pro	HKD	(3)
75,000	China Mobile	HKD	—
330,800	HSBC	HKD	—
458,500	The Link REIT	HKD	—
1,318,000	China Mer Holdings	HKD	—
2,768,000	CNOOC	HKD	—

$(3)

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

Europe Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(112,603)	Volvo B	SEK	$—
(51,093)	Nestle Ag	CHF	—
(36,020)	Topdanmark	DKK	—
(31,411)	Electrolux B	SEK	—
(10,128)	Syngenta N	CHF	—
(9,723)	Elekta B	SEK	—
(8,449)	Cie Financiere Richemont SA	CHF	—
(140)	SGS Sa-Reg	CHF	—
57,560	Novartis Ag	CHF	—
110,679	Credit Suisse Group AG	CHF	—
177,555	ABB Ltd.	CHF	—

$—

United Kingdom Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(607,766)	Royal Bank Of Scotland	GBP	$—
(466,946)	Standard Life Assurance Co.	GBP	—
(369,111)	Glencore Xstrata PLC	GBP	—
(211,592)	National Grid	GBP	—
(210,348)	Old Mutual	GBP	—
(192,266)	Rolls-Royce Holdings PLC	GBP	—
(121,932)	Glaxosmithkline PLC	GBP	(47)
(100,897)	Diageo PLC	GBP	(33)
(53,510)	Experian PLC	GBP	—
(47,117)	United Utils Group PLC	GBP	—
(40,119)	Sabmiller	GBP	—
(30,939)	Arm Holdings	GBP	—
(1)	Rentokil Initial	GBP	—
69,460	British American TobacCo. PLC	GBP	91
120,463	Royal Dutch Shell A PLC	GBP	—
258,520	Aviva PLC	GBP	—
421,386	Michael Page	GBP	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

United Kingdom Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
597,404	International Airline Group	GBP	$—
869,266	Vodafone	GBP	—
1,152,876	Barclays PLC	GBP	—

$11

††	The following table represents the individual common stock holdings compromising the Short Custom Basket Total Return Swaps as of March 31, 2014.

United States Custom Basket of Short Securities
Shares	Description	Currency	Net Unrealized Depreciation
(228,000)	Ford Motor Co.	USD	$—
(169,000)	Sirius XM Holdings Inc.	USD	—
(147,700)	General Electric	USD	(21)
(114,300)	Southern Copper Corp.	USD	—
(110,300)	Bank Of America	USD	—
(101,300)	Avon Products Inc.	USD	—
(87,100)	Loews Corp.	USD	—
(83,400)	Kinder Morgan Inc.	USD	—
(77,100)	Fastenal Co.	USD	—
(65,700)	Williams Cos. Inc.	USD	(26)
(51,400)	Edwards Lifesciences	USD	—
(51,400)	GoldCorp.	USD	—
(48,900)	Coca Cola Co.	USD	(15)
(47,300)	Philip Morris	USD	(41)
(44,500)	Southern Co.	USD	—
(39,500)	EBay Inc.	USD	—
(37,100)	Wal-Mart Stores	USD	(10)
(36,900)	D.R. Horton Inc.	USD	—
(34,100)	Salesforce.com	USD	—
(30,200)	Crown Castle International Corp.	USD	(11)
(29,100)	Cheniere Energy	USD	—
(28,900)	McDonalds Corp.	USD	—
(28,500)	Cobalt International Energy	USD	—
(28,000)	Berkshire, Cl B	USD	—

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

United States Custom Basket of Short Securities (conitnued)
Shares	Description	Currency	Net Unrealized Depreciation
(27,300)	Kansas City Southern	USD	$—
(26,200)	Energy Transfer Equity	USD	—
(21,500)	General Motors	USD	—
(20,600)	LinkedIn Corp.	USD	—
(17,800)	Chart Industries Inc.	USD	—
(16,800)	HMS Holdings Corp.	USD	—
(14,800)	Markwest Energy	USD	—
(14,400)	Target	USD	—
(13,800)	Energy Transfer Partners	USD	—
(13,400)	Workday Inc.	USD	—
(11,800)	Community Health Systems	USD	—
(10,400)	Equinix Inc.	USD	—
(9,200)	Nuance Communications Inc.	USD	—
(7,600)	Precision Cast	USD	—
(7,000)	Apple Inc.	USD	—
(5,900)	Netsuite Inc.	USD	—
(4,500)	Intuitive Surg	USD	—
(3,800)	Conagra Foods	USD	—
(2,600)	Genesee & Wyoming Inc.	USD	—
(2,200)	Markel Corp.	USD	—
(2,000)	Google Inc.	USD	—
—	Schlumberger Ltd.	USD	(14)

$(138)

Canada Custom Basket of Short Securities
Shares	Description	Currency	Net Unrealized Depreciation
(83,200)	Enbridge	CAD	$—
(26,500)	Bk Nova Scotia	CAD	(16)

$(16)

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	15

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2014 (Unaudited)

Singapore Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(206,000)	Singtel	SGD	$—
182,000	SembCorp. Marine	SGD	—

$—

Australia Custom Basket of Short Securities
Shares	Description	Currency	Net Unrealized Depreciation
(92,574)	Oil Search	AUD	$(2)
(58,367)	Telstra Corp.	AUD	—
(56,985)	National Australia Bank	AUD	—
(33,828)	Cochlear	AUD	—
(16,914)	Iluka Resources	AUD	—
(15,506)	Westpac Banking Corp.	AUD	—
(14,896)	CSL Limited	AUD	(8)

$(10)

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2014.
1	Of this investment, $78,166,358 was pledged and segregated with the custodian as collateral for outstanding total return equity swap agreements.
2	The net notional amount is the sum of long and short positions. The gross notional amount of long positions and short positions at March 31, 2014 is $93,163 and $(99,226), respectively. The gross notional amounts are representative of the volume of activity during the year ended March 31, 2014.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dolla
JPY	Japanese Yen
KRW	South Korean Won
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway Global Absolute Return Fund

SECTOR DIVERSIFICATION

As of March 31, 2014, the sector diversification was as follows (Unaudited):

Causeway Global Absolute Return Fund	% of Net Assets
Short-Term Investment	98.4%

Other Assets in Excess of Liabilities	1.6

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	17

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

3/31/14
ASSETS:
Investments at Value (Cost $123,885)	$123,885
Receivable Due from Swap Counterparty	2,870
Receivable for Fund Shares Sold	645
Unrealized Appreciation on Total Return Swaps	209
Prepaid Expenses	24
Receivable for Dividends	2

Total Assets	127,635

LIABILITIES:
Payable Due to Swap Counterparty	1,281
Unrealized Depreciation on Total Return Swaps	167
Payable Due to Adviser	156
Payable for Fund Shares Redeemed	82
Payable for Shareholder Services Fees — Investor Class	15
Payable Due to Administrator	4
Payable for Trustees’ Fees	2
Other Accrued Expenses	60

Total Liabilities	1,767

Net Assets	$125,868

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$127,515
Distributions in Excess of Net Investment Income	(1,451)
Accumulated Net Realized Loss on Swap Contracts	(238)
Net Unrealized Appreciation on Swap Contracts	42

Net Assets	$125,868

Net Asset Value Per Share (based on net assets of $84,438,123 ÷ 7,718,024 shares) — Institutional Class	$ 10.94

Net Asset Value Per Share (based on net assets of $41,429,750 ÷ 3,805,079 shares) — Investor Class	$ 10.89

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

18	Causeway Global Absolute Return Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

10/01/13 to 3/31/14
INVESTMENT INCOME:
Dividend Income	$18

Total Investment Income	18

EXPENSES:
Investment Advisory Fees	733
Shareholder Service Fees — Investor Class	46
Transfer Agent Fees	35
Administration Fees	21
Professional Fees	19
Registration Fees	17
Printing Fees	11
Custodian Fees	5
Trustees’ Fees	3
Other Fees	2

Total Expenses	892

Net Investment Loss	(874)

Net Realized and Unrealized Gain on Swap Contracts:
Net Realized Gain from Swap Contracts	2,452
Net Change in Unrealized Appreciation on Swap Contracts	96

Net Realized and Unrealized Gain on Swap Contracts	2,458

Net Increase in Net Assets Resulting from Operations	$1,674

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	19

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

	10/01/13 to 3/31/14 (Unaudited)	10/01/12 to 9/30/13 (Audited)
OPERATIONS:
Net Investment Loss	$(874)	$(957)
Net Realized Gain from Swap Contracts	2,452	1,672
Net Change in Unrealized Appreciation (Depreciation) on Swap Contracts	96	(19)

Net Increase in Net Assets Resulting From Operations	1,674	696

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(2,436)	(870)
Investor Class	(1,424)	(766)

Total Dividends from Net Investment Income	(3,860)	(1,636)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	65,371	468
Redemption Fees(2)	30	—

Total Increase (Decrease) in Net Assets	63,215	(472)

NET ASSETS:
Beginning of Period	62,653	63,125

End of Period	$125,868	$62,653

Distributions in Excess of Net Investment Income	$(1,451)	$3,283

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

20	Causeway Global Absolute Return Fund

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FINANCIAL HIGHLIGHTS

For the six months ended March 31, 2014 (Unaudited) and the years or periods ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Loss ($)	Net Realized and Unrealized Gain on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY GLOBAL ABSOLUTE RETURN FUND†
Institutional
2014(2)	11.15	(0.09)	0.31	0.22	(0.43)	—	(0.43)	—
2013	10.99	(0.18)	0.62	0.44	(0.28)	—	(0.28)	—
2012	10.31	(0.19)	1.28	1.09	(0.10)	(0.31)	(0.41)	—
2011(1)(2)	10.00	(0.12)	0.43	0.31	—	—	—	—
Investor
2014(2)	11.09	(0.11)	0.32	0.21	(0.41)	—	(0.41)	—
2013	10.96	(0.20)	0.59	0.39	(0.26)	—	(0.26)	—
2012	10.29	(0.21)	1.28	1.07	(0.09)	(0.31)	(0.40)	—
2011(1)(2)	10.00	(0.15)	0.44	0.29	—	—	—	—

(1)	Commenced operations on January 24, 2011.
(2)	All ratios for periods of less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

22	Causeway Global Absolute Return Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Loss to Average Net Assets (%)	Portfolio Turnover Rate (%)

10.94	2.02	84,438	1.73	1.73	(1.70)	—
11.15	4.29	32,888	1.75	1.94	(1.69)	—
10.99	10.65	30,986	1.82	2.31	(1.75)	—
10.31	3.10	11,444	1.85	3.51	(1.77)	—

10.89	1.93	41,430	1.98	1.98	(1.94)	—
11.09	3.79	29,765	2.00	2.19	(1.94)	—
10.96	10.50	32,139	2.07	2.54	(1.99)	—
10.29	2.90	2,855	2.10	3.33	(2.06)	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Global Absolute Return Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund commenced operations on January 24, 2011. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Over-the-counter financial derivative instruments, such as swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs, or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations.

Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)), or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities and derivative contracts for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price; or the security is a swap agreement that is not publicly traded. When the Committee values a security

24	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at March 31, 2014:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Short-Term Investment	$123,885	$—	$—	$123,885

Total Investment in Securities	$123,885	$—	$—	$123,885

Other Financial Instruments	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Total Return Swaps*
Unrealized Appreciation	$—	$209	$—	$209
Unrealized Depreciation	—	(167)	—	(167)

Total Other Financial Instruments	$—	$42	$—	$42

*	Total return swap contracts are valued at the unrealized appreciation (depreciation) of the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For the six months ended March 31, 2014 there were no transfers between Level 1 and Level 2 based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the six months ended March 31, 2014, there were no Level 3 investments.

For the six months ended March 31, 2014, there were no changes to the Fund’s fair value methodologies.

Causeway Global Absolute Return Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely- than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Swap Agreements – Under a swap agreement, the Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from stipulated underlying investments identified by the Fund’s portfolio managers. In exchange, the counterparty pays the Fund an amount equal to any positive total returns from the stipulated underlying investments. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities. The Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities. The Fund’s net asset value will reflect any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when the Fund’s position under a swap agreement is, on a net basis, “out of the money”).

Swap Agreements and Leverage – Normally, the Fund’s assets (other than the swap agreements) will be directly invested primarily in money market instruments and U.S. Treasury securities that will be used to support and cover the Fund’s obligations under its swap agreements. However, the use of a swap agreement allows the Fund to obtain investment exposures greater than it could otherwise obtain with direct investments, allowing it to effectively increase, or leverage, its total long and short investment exposures.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis

26	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2014, the Institutional Class and Investor Class retained $25,528 and $4,201 in redemption fees, respectively.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.50% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2015 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.75% of Institutional Class and Investor Class average daily net assets. The Adviser did not waive fees for the six months ended March 31, 2014. The expense reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $40,000. If the Fund has three or more share classes, it shall be subject to an additional minimum fee of $20,000 per additional share class (over two).

Causeway Global Absolute Return Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2014, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2014, none of the net assets of the Fund were held by affiliated investors.

4.	Investment Transactions

During the six months ended March 31, 2014, there were no security purchases or sales, other than short-term investments.

5.	Derivatives and Risks of Investing

A swap agreement is a form of derivative that includes leverage, allowing the Fund to obtain the right to a return on a stipulated capital base that exceeds the amount the Fund has invested. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant. By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to close out a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position.

The use of derivative contracts exposes an investor to various market risks. The Fund’s investment in total return equity swap agreements exposed the Fund to equity risk for the six months ended March 31, 2014. Equity risk is the risk that the value of a particular stock or stock market to which the Fund has long exposure is falling, or to which the Fund has short exposure is rising. The fair value, if any, of the total return equity swap agreements as of March 31, 2014 is reported on the Statement of Assets and Liabilities. The related change in unrealized and realized gains or losses for the reporting period is reported on the Statement of Operations.

The Fund currently expects to settle swap agreements at least monthly, and may do so more frequently, which will cause the Fund to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The Fund currently has entered into swap agreements with a single counterparty, focusing its exposure to the counterparty credit risk of that single counterparty. Further, the swap counterparty’s obligations to the Fund likely will

28	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

not be collateralized. The Fund intends, however, to settle swap agreements at least monthly, and may do so more frequently, so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of March 31, 2014, the Fund’s swap agreements were with one counterparty.

ISDA Master Arrangement

The Fund is party to an International Swaps and Derivatives Association, Inc. Master Agreement and Credit Support Annex (“ISDA Master Agreement”) which governs its swap agreements. The ISDA Master Agreement includes provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

As of March 31, 2014, there was $78,166,358 pledged as collateral for swap agreements under the ISDA Master Agreement.

The following is a summary by counterparty of the market value of swap agreements and collateral

(received)/pledged for the Fund as of March 31, 2014(000)*:

All numbers have been rounded (000):

	Assets	Liabilities
Counterparty	Total Return Swaps	Total Return Swaps	Total Over the Counter
Morgan Stanley	$209	$(167)	$42

Net Market Value of Swaps	Collateral (Received)/ Pledged*	Net Exposures†
$42	$—	$42

†	Net Exposures represents the net receivable/ (payable) that would be due from/to the counterparty in the event of default. Exposure from swaps can only be netted across transactions governed under the same master agreement with the same legal entity.

*	Collateral received/pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amount received/pledged may exceed this amount and may fluctuate in value.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

Causeway Global Absolute Return Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2013	$1,636	$—	$1,636
2012	824	—	824

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$3,283
Post October Losses	(2,372)
Capital Loss Carryforwards	(318)
Unrealized Depreciation	(54)

Total Distributable Earnings	$539

Post-October Losses represents losses realized on securities transactions from November 1, 2012 through September 30,2013 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses carried forward under these new provisions are as follows:

	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
Causeway Global Absolute Return Fund	$318	$—	$318

For the year ended September 30, 2013, the Fund did not use any capital loss carryforwards.

At March 31, 2014, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$123,885	$—	$—	$—

30	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	5,390	$59,693	2,780	$29,043
Shares Issued in Reinvestment of Dividends and Distributions	140	1,527	81	818
Shares Redeemed	(761)	(8,291)	(2,731)	(27,209)

Increase in Shares Outstanding Derived from Institutional Class Transactions	4,769	52,929	130	2,652

Investor Class
Shares Sold	2,264	25,065	1,147	11,933
Shares Issued in Reinvestment of Dividends and Distributions	99	1,078	57	574
Shares Redeemed	(1,241)	(13,701)	(1,455)	(14,691)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	1,122	12,442	(251)	(2,184)

Increase (Decrease) in Shares Outstanding from Capital Share Transactions	5,891	$65,371	(121)	$468

8.	Significant Shareholder Concentration

As of March 31, 2014, one of the Fund’s shareholders owned 19% of net assets in the Institutional Class.

9.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway Global Absolute Return Fund	31

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

32	Causeway Global Absolute Return Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Absolute Return Fund

Actual Portfolio Return
Institutional Class	$1,000 .00	$1,020 .20	1.73%	$8 .71

Hypothetical 5% Return
Institutional Class	$1,000 .00	$1,016 .31	1.73%	$8 .70
Causeway Global Absolute Return Fund

Actual Portfolio Return
Investor Class	$1,000 .00	$1,019 .30	1.98%	$9 .97

Hypothetical 5% Return
Investor Class	$1,000 .00	$1,015 .06	1.98%	$9 .95

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Causeway Global Absolute Return Fund	33

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at

www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (‘‘Commission’’) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-008-0400

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 6, 2014

By	/s/ James F Volk
James F Volk, Treasurer

Date: June 6, 2014